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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 30, 2004



                                    PPOL,INC.
             (Exact name of registrant as specified in its charter)



      CALIFORNIA                   000-50065                 95-4436774
     (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)            Identification Number)
      organization)



            1 City Boulevard West, Suite 870                   92868
                  Orange, California                         (Zip Code)
           (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 221-7250

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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

                  As noted in the press release as attached at exhibit #99.1, PPOL, Inc. announced today that its has named Mr. Toshiaki Shimojo as Chief Financial Officer and Secretary, effective immediately, replacing Mr. Yoichi Awagakubo.



                                      * * *



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 30, 2004

                                     PPOL, Inc.


                                     By: /s/ Toshiaki Shimojo
                                         ---------------------------------
                                         Toshiaki Shimojo
                                         Secretary


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                                  EXHIBIT INDEX

     Exhibit # 99.1 - PPOL, Inc. Press Release: PPOL NAMES TOSHIAKI SHIMOJO
                      CHIEF FINANCIAL OFFICER AND SECRETARY